SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: April 19, 2004
                      (Date of Earliest Event Reported)

                         COMMAND SECURITY CORPORATION
            (Exact name of Registrant as Specified in its Charter)

                                   New York
                           (State of Incorporation)

                                   0-18684
                           (Commission File Number)

                                  14-1626307
                      (IRS Employer Identification No.)

                Lexington Park, Lagrangeville, New York 12540
                   (Address of Principal Executive Offices)

                                (845) 454-3703
                       (Registrant's Telephone Number)

Item 1-Item 4     Not Applicable.

Item 5: Other Events.    Not Applicable.

Item 6            Not Applicable.

Item 7            Financial Statements and Exhibits.

                           (a),(b)

                           (c) Exhibits
                                    (i) Press release dated April 19, 2004.

Item 8.           Not applicable.

Item 9.           Not applicable.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 19, 2004                         COMMAND SECURITY CORPORATION

                                              By:   /s/ Gordon Robinett
                                                    Gordon Robinett
                                                    Chief Financial Officer

FOR IMMEDIATE RELEASE

CONTACT:     William C. Vassell           Donald Radcliffe
             Chairman & President         Radcliffe & Associates
             Tel: (845) 454-3703          Tel: (212) 605-0201


                            COMMAND NAMES NEW CFO

Lagrangeville, New York *** April 19 , 2004 *** Command Security Corporation (OTCBB:CMMD) announced today that Gordon Robinett has been named CFO to replace Graeme Halder. Mr. Halder had been CFO for over three years and has decided to return to the UK.

Mr. William C. Vassell, Command's Chairman and CEO said, "Graeme has provided Command with valuable service during his tenure with the company. He has helped to streamline and strengthen our financial reporting and internal controls. I am sorry to lose Graeme but can understand his interest in returning to the UK".

Mr. Vassell added, "I am very pleased that Gordon Robinett has agreed to rejoin the Company in a position he held a number of years ago. During the period he was with the Company he provided strong financial guidance while the Company experienced substantial growth. I look forward to working with Gordon again".

About Command

Command Security Corporation provides security services through company-owned offices in New York, New Jersey, California, Illinois, Connecticut, Florida, Massachusetts, Pennsylvania, Maryland and Oregon.

Statements in this press release other than statements of historical fact are "forward-looking statements." Such statements are subject to certain risks and uncertainties including the demand for the Company's services, litigation, labor market, and other risk factors identified from time to time in the Company's filings with the Securities and Exchange Commission that could cause actual results to differ materially from any forward looking statements. These forward-looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements. For more information concerning the Company, please refer to its website at www.commandsecurity.com and to the Edgar website www.sec.gov/edgar.shtml.